UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 24, 2010
Biolase Technology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-19627	87-0442441

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Cromwell, Irvine, California		92618

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 949-361-1200
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On February 24, 2010, Biolase Technology, Inc. (the “Company”) entered into a letter agreement (the “Letter Agreement”) amending the License and Distribution Agreement, dated as of August 8, 2006, by and between the Company and Henry Schein, Inc. (“Henry Schein”), as amended (the “License and Distribution Agreement”). Pursuant to the Letter Agreement, the Company and Henry Schein agreed to an extension of the time for Henry Schein to provide notice of its intention to renew the License and Distribution Agreement for an additional one year term, from February 25, 2010 to March 3, 2010, in accordance with the terms and conditions thereof.
On February 22, 2010, the Company filed a Current Report on Form 8-K with the Securities and Exchange Commission to disclose, among other things, the Company’s execution of a letter agreement (the “February 16, 2010 Letter Agreement”) amending the License and Distribution Agreement.
In connection with the February 16, 2010 Letter Agreement, the Company agreed to undertake to enter into a security agreement, containing terms and conditions ordinary for the purpose, granting to Henry Schein a security interest in the Company’s inventory as security for certain purchases, such security interest to be released by Henry Schein upon products delivered in respect of such purchases (the “Security Agreement”). On February 24, 2010, the Company entered into the Security Agreement. This summary is qualified in its entirety by reference to the full text of the Security Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 of this Current Report on Form 8-K regarding the Security Agreement undertaking is incorporated by reference into this Item 2.03.
Item 7.01 Regulation FD Disclosure.
Commencing on February 25, 2010, David M. Mulder, Chief Executive Officer of the Company, and Brett L. Scott, Chief Financial Officer, will deliver presentations to investors that will include a written communication comprised of slides. The slides from the presentation are attached hereto as Exhibit 99.2, and are hereby incorporated by reference.
A copy of the slides will be available for viewing and download at http://www.biolase.com/investors for a period of thirty (30) days.

Item 8.01 Other Events.
On February 24, 2010, the Company issued a press release announcing the global launch of the iLase personal diode laser for the dental market.
A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
10.1 Security Agreement, dated February 24, 2010, by and between Biolase Technology, Inc. and Henry Schein, Inc.
99.1 Press Release of Biolase Technology, Inc., dated February 25, 2010.
99.2 Presentation material for investors, dated February 25, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biolase Technology, Inc.
February 25, 2010	By:	/s/ David M. Mulder
		Name:	David M. Mulder
Title: Chief Executive Officer